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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of PwCC Limited on Form S-1 of our report dated May 1, 2002 appearing in the Prospectus which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such prospectus.


/s/ DELOITTE & TOUCHE LLP
New York, New York
May 1, 2002